FIRST AMENDMENT TO
BREITBURN ENERGY PARTNERS LP
2006 FIRST AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
RESTRICTED PHANTOM UNIT AGREEMENT (cash settled)
This First Amendment (this “Amendment”) to Restricted Phantom Unit Agreement (Cash Settled) is made as of May 11, 2016, by and among Breitburn GP LLC (the “Company”), as the general partner of Breitburn Energy Partners LP (the “Partnership”), the Partnership and [__________] (the “Participant”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Restricted Phantom Unit Agreement, dated as of January 28, 2016, between the Company and the Participant (the “RPU Agreement”).
RECITALS
A.    On January 28, 2016, the Company granted the Participant Restricted Phantom Units (the “RPUs”), pursuant to the Partnership’s First Amended and Restated 2006 Long-Term Incentive Plan and the RPU Agreement.
B.    The parties wish to amend the RPU Agreement as set forth herein.
C.    Pursuant to Section 14 of the RPU Agreement, the parties may amend the RPU Agreements by written agreement.
AMENDMENT
For valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby amend the RPU Agreement as follows, which amendments shall take effect and be incorporated into the RPU Agreement from and after the date of this Amendment:
1.    Section 5(d) of the RPU Agreement is hereby amended by deleting the following proviso in its entirety:
“provided, however, that in no event shall the amount payable for each such RPU be less than $0.50 per RPU”
2.    This Amendment shall be and is hereby incorporated in and forms a part of the RPU Agreement.
3.    Except as expressly provided herein, all terms and conditions of the RPU Agreement shall remain in full force and effect.
4.    The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Amendment regardless of the law that might be applied under principles of conflicts of laws.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Company, the Partnership and the Participant have executed this Amendment as of the date first above written.

BREITBURN ENERGY PARTNERS, L.P.

By:	BREITBURN GP, LLC
Its:	General Partner

By:
Name:
Title

PARTICIPANT
By: __________________________
Print Name: ___________________

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